

Todd Clyde, CEO

Digirad Corporation

NASDAQ: DRAD

J.P. Morgan Healthcare Conference

DIGIRAD®

Forward-Looking Statements

Certain statements in this presentation that are not a description of historical facts are forward-looking statements as determined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and include words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other terms that discuss future operating or financial performance and/or events. Examples of such forward-looking statements include, but are not limited to, statements about the Company's revenues, expenses, margins, cash flow operations, personnel and equipment leasing services, centers of influence strategy and benefits, market conditions and trends, demand for imaging leasing services and products, imaging modality trends, strategic growth, competitive advantages, utilization, cost control, financial results. These forward-looking statements are based upon current assumptions and expectations that involve risks and uncertainties that could cause actual events and financial performance to differ materially. Risks and uncertainties include but are not limited to, regulatory and reimbursement changes, new technology adoptions, future clinical protocols, industry trends, changes in the company's markets, and competition. More information about risks and uncertainties is available in the Company's filings with the U.S. Securities & Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The information discussed in and during this presentation should be used in conjunction with the consolidated financial statements and notes included in those Reports and speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements. All such statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

DIGIRAD

Business Summary

Digirad provides diagnostic imaging products and equipment & personnel leasing services that improve patient care while driving positive healthcare economics


Because Your Doctor Cares


Cardius3

DIGIRAD

Diagnostic Imaging

Portable Imaging for Today's Patient, Physician Needs

- Diagnostic requirements for aging population
- Early detection is better healthcare
- Trend to decentralized (non-hospital) services

(Improved Healthcare)

- Patients prefer own primary-care physicians
- Leasing equipment/technicians solves physician cost issues
- New revenue stream for primary-care practices

(Efficient Economics)





Product Line

High-Quality, High-Performance Equipment


Cardius2XPO®


Cardius3


2020tc®

Technology to Drive Future Clinical Protocols

DIGIRAD

Nuclear Imaging Market Trend

Resuming Yearly Uptrend in Nuclear Imaging Patient Visits Continuing Trend To Non-Hospital Providers



Total Number of Nuclear Medicine Patient Visits, Hospital and Nonhospital Sites, 1997-2007
Nonhospitals
Hospitals
of Patient Visits (millions)
10.9
1.9
9.0
11.8
2.3
9.5
12.6
2.5
10.1
13.5
2.9
10.6
14.5
3.3
11.2
14.9
4.4
10.5
15.7
5.0
10.7
16.5
5.3
11.2
17.2
5.7
11.5
15.2
5.3
9.9
16.3
5.8
10.5
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

- **Market recovery in 2007**
  - ✓Secular uptrend resuming
  - ✓Trend away from hospitals
  - ✓ IM/GPs becoming service providers
  - ✓ Higher use of imaging by IM/GP
- **Market decline in 2006**
  - ✓Greater pre-certification burdens
  - ✓PET impacting oncology NM



Cardius

Source: IMV Nuclear Survey, Oct 2007

DIGIRAD

Consolidated Results



$90
$75
$60
$45
$30
$15
$0
$15
$ Millions
2005
2006
2007
2008
Estimate*
Net Loss
Revenue

*Midpoints of guidance as of October 23, 2008 (excludes restructuring charges & goodwill impairment estimated at $3.6M - $3.9M filed in an 8-K on Dec 24, 2008)



Cardius

DIGIRAD

New Management - New Focus

Key Challenges Being Addressed Today

- Past investments in growth unproductive
- Hub utilization poor in some regions
- Competing with larger players for equipment market share
- Serial losses/missed expectations


Because Your
Doctor Cares

DIGIRAD

New Management - New Focus

New strategies underway

- Enhance team – flatten organization
- Rationalize DIS – increase utilization within hub system
- Refine and proceed on "Centers of Influence" strategy
- Product introductions – drive technology migration
- Bundle new products in existing channels

Result: Make Money and Generate Cash


Cardius

DIGIRAD

U.S. Regional Presence



Washingto
n
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Alabama
Ohio
Georgia
Virginia
S. Carolina
New York
Pennsylvani
New Hampshire
Vermont
Maine
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland

★ Existing Services Hubs

Centers of Influence Strategy

Relationships for the Long-term

- Centers of Influence
  - New revenues from reading fees
  - New revenue from interventional procedures
    - Referrals from primary-care physicians improve
- Primary-Care Physicians
  - Affiliation with luminary institution
  - Higher retention of patients
  - Ancillary revenue
- Digirad
  - Aligned with high-profile academic medical institutions
  - Greater penetration of local base of primary-care physicians
  - Greater utilization leads to profitable revenues



Because Your Doctor Cares

DIGIRAD

Centers of Influence Locations



California
4 UCLA
TEXAS
5 Methodist Hosp.
6 Univ. of Chicago
ILLINOIS
INDIANA
2 TENNESSEE
Vanderbilt Univ.
1 GEORGIA
Emory University
FLORIDA
3 Penn State
7 Johns Hopkins
MARYLAND

● = Existing



●better patient care ●efficient economics

DIGIRAD New Technology – New Clinical Protocols

Likely to Accelerate System Migration



2012
2000
1990
1980
Absolute QUANT
Simultaneous S/R
SPECT VCT
Rapid Imaging (Geometries/SW)
SPECT AC
Gated SPECT
SPECT Imaging
Gated Imaging
Planar Imaging
(Technology Progression)

Black = Migrations
(yellow ellipse) = Future Migrations

New Technology

cardiusx·act


DIGIRAD
DIGIRAD

(available mid-2009)

VCT Attenuation

- reliable
- efficient
- low dose
- Economical
- high precision

New Management - New Focus

Measuring Our Progress

- Flatten the organization and realignment
  - Underway
- Sell or close underperforming hubs
  - First half 2009
- New product introductions
  - Two in 2009
- Progress towards consistent cash flow and profitability


Cardius

DIGIRAD

Margins: Trend & Targets

Gross Margin, SG&A as % of Revenue – Driving Improvement


35%
30%
25%
20%
15%
10%
5%
0%
33%
32%
27%
26%
22%
26%
28%
24%
22%
33%
2005
2006
2007
2008 9-mos YTD
Future Targets
Gross Margin
SG&A as % of Revenue

9

DIGIRAD

Operating Results

(In millions, except per share)	(Unaudited) YTD Sept'08	2007	2006	2005
Revenues	$58.4	$73.9	$71.9	$68.2
Gross Profit	13.8	20.5	19.1	15.2
Operating Expenses	17.9	23.4	27.3	26.2
Operating Loss	(4.1)	(2.8)	(8.2)	(11.0)
Net Income (Loss)	$(3.4)	$(1.4)	$(6.3)	$(9.6)
Earnings (Loss) Per Share	$(0.18)	$(0.07)	$(0.34)	$(0.52)
Shares Outstanding	18.9	18.8	18.8	18.5


Cardius

DIGIRAD

Balance Sheet

Liquid, Strong Ratios, No Long-Term Debt

(In millions, except per share data)	Sep 30, 2008 (Unaudited)	Dec 31, 2007
Cash/equivalents and securities	$25.6	$31.7
Total current assets	40.9	47.4
Total current liabilities	12.4	13.5
Long-term debt	0.0	0.0
Shareholders' equity	52.0	55.2
Current ratio	3.3:1	3.5:1
Quick ratio	2.8:1	3.1:1
Working capital	$28.5	$33.9
Shareholders' equity per share	$2.75	$2.92

Investment Merits

Turnaround Underway

- Demographics result in diagnostic imaging demand
- Focus on profit, cash generation
- Driving favorable technology trends
- Strong balance sheet
  - ~$28.0 million cash/securities available-for-sale (Dec 31, 2008 est.)
  - No long-term debt
  - $2.75 shareholders' equity per share (Sept. 30, 2008)
- Attractive valuation
  - ~$1.50 cash/securities per share (Dec 31, 2008 est.)



DIGIRAD

Stock Data

Nasdaq symbol	**DRAD**
52-week trading range	**$0.48 to $3.50**
Close 1/14/2009	**$0.95**
Average daily trading volume	**53,868 shares**
Shares outstanding	**18.94 million**
Float (shares)	**16.1 million**
Market capitalization	**$18.0 million**



Source: Yahoo Finance Jan 14, 2009

DIGIRAD

Digirad Corporation

Nasdaq: DRAD

January 2009

